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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2003


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


            Indiana                   1-15983               38-3354643
 ----------------------------     ----------------          ----------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)               File No.)          Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                   ----------
                                   (Zip code)


       Registrant's telephone number, including area code: (248) 435-1000




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As reported in Part II, Item 5. "Other Information" in the Quarterly Report on Form 10-Q of ArvinMeritor, Inc. ("ArvinMeritor") for the Quarterly Period Ended June 29, 2003, on July 9, 2003, ArvinMeritor commenced a tender offer to acquire the outstanding common stock of Dana Corporation for $15.00 per share in cash. On November 17, 2003, ArvinMeritor issued a press release announcing that it had increased the offer price to $18.00 per share in cash, and that the offer would expire at 5:00 P.M. (E.S.T.) on December 2, 2003. The press release is filed as Exhibit 99 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

         99 -- Press release of ArvinMeritor, Inc., dated November 17, 2003.









                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARVINMERITOR, INC.



                                            By:  /s/ Vernon G. Baker, II
                                                 -----------------------
                                                     Vernon G. Baker, II
                                                     Senior Vice President and
                                                     General Counsel


Date: November 17, 2003


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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
99                 Press release of ArvinMeritor, Inc., dated November 17, 2003.